UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 5, 2025

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 5, 2025 (the “Closing Date”), Mardin Participações Ltda., an entity incorporated in Brazil (“AMSC Brazil”) and a wholly-owned subsidiary of American Superconductor Corporation, a Delaware corporation (the “Company”), entered into a Stock Exchange Agreement (the “Stock Exchange Agreement”) with each of the sellers listed on the signature pages thereto (each, a “Stockholder” and collectively, the “Stockholders”), Comtrafo Indústria de Transformadores Elétricos S.A., an entity incorporated in Brazil (“Comtrafo”), Irineu Minato, an individual, solely in his capacity as the stockholder representative thereunder (the “Stockholder Representative”), the stockholder group members listed on Schedule I thereto (each, a “Stockholder Group Member” and collectively, the “Stockholder Group Members”), and the Company solely for purposes of Section 1.1(a), Article IV, Section 5.5 and Section 5.7 of the Stock Exchange Agreement.

Additionally on the Closing Date, pursuant to the terms of four separate Public Deeds of Purchase and Sale of Real Estate Property (each, a “Real Property Agreement,” and together, the “Real Property Agreements”), AMSC Brazil, through Comtrafo, purchased certain real estate assets that Comtrafo uses for administrative and manufacturing operations.

Pursuant to the terms of the Stock Exchange Agreement, AMSC Brazil, directly or indirectly, purchased all of the issued and outstanding shares of Comtrafo (collectively, the “Target Interests”) for (a) (i) 300,000,000 Brazilian Real in cash; and (b) 2,417,142 restricted shares of the Company’s common stock, $0.01 par value per share (the “AMSC Shares”) that were paid and issued, respectively, at closing. In addition, pursuant to the Real Property Agreements, AMSC Brazil through Comtrafo purchased certain real estate assets and transportation assets of Comtrafo for 155,564,538 Brazilian Real and 13,376,676 Brazilian Real, respectively, in cash. Additionally, AMSC Brazil has agreed to pay the Stockholders up to an additional 382,500,000 Brazilian Real in cash (the “Earnout”) upon the achievement of specified earnings before interest, taxes, depreciation, and amortization (“EBITDA”) objectives during the three years following the closing.

Under the terms of the Stock Exchange Agreement, the Company is obligated to file either (i) a new registration statement, or (ii) a prospectus supplement to an already effective Company registration statement, covering the resale of the AMSC Shares by the Stockholders no later than twenty (20) business days following the Closing Date, and in the case of a new registration statement, to use commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (“SEC”) as soon as practicable thereafter.

In the event that a new registration statement has not been declared effective by the SEC, or a prospectus supplement to an already effective Company registration statement has not been filed, as the case may be, prior to, whichever occurs later, (i) ninety (90) days of the Closing Date or (ii) the date on which the Stockholders are not subject to black out for the quarter ending December 31, 2025; then, the Stockholder Representative shall be entitled elect, on behalf of all Stockholders, to receive an amount in cash equal to 450,000,000 Brazilian Real plus interest thereon equal to the Interest Rate (as defined in the Stock Exchange Agreement) accruing from the Closing Date in full and complete satisfaction of all such obligations thereunder and the Stockholders shall furnish to the Company all documentation as reasonably requested by the Company for the cancellation of AMSC Shares, and the Company shall be permitted to cancel such AMSC Shares and the Stockholders shall have no further right, title or interest thereto; provided, that if the Stockholder Representative, on behalf of all Stockholders, does not elect to receive an amount in cash pursuant to the foregoing, the Stockholders shall not be entitled to any interest accrual in any respect.

In the event that a new registration statement has been declared effective by the SEC, or a prospectus supplement to an already effective Company registration statement has been filed, as the case may be, within ninety (90) days following the Closing Date, the Company shall deliver written notice thereof (the “Effectiveness Notice”) to the Stockholder Representative within three (3) business days after the date on which the SEC posts the notice of effectiveness of the Registration Statement on EDGAR, or the Company files a prospectus supplement to an already effective Company registration statement, as the case may be.

The Stock Exchange Agreement and the Real Property Agreements also contain customary representations, warranties, covenants and indemnities.

The AMSC Shares issued by the Company to AMSC Brazil were issued in reliance on the exemption from the registration provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), relating to transactions by an issuer not involving any public offering. The AMSC Shares transferred by AMSC Brazil to the Stockholders were transferred in reliance on the exemption from the registration provisions of the Securities Act, relating to transactions not involving any public offering.

The transactions involving AMSC Shares pursuant to the Stock Exchange Agreement have not been registered under the Securities Act or any state securities laws. The AMSC Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

The foregoing description of the Stock Exchange Agreement and the Real Property Agreements are not complete and are qualified in their entirety by reference to the full text of such agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

Comtrafo manufactures large power transformers and distribution transformers primarily for utility customers and also for industrial customers in Brazil. Comtrafo has approximately 580 employees and operates primarily out of its Cornelio Procopio factories with approximately 350,000 square feet of manufacturing space.

Comtrafo’s revenue for calendar year 2024 was approximately $50 million, with gross margins commensurate with recently demonstrated Company levels of 30% and operating margins of about 20%. As the Company looks forward to post-acquisition, Comtrafo has approximately $85 million in total backlog with about $55 million falling in the 12-month backlog.

The estimated financial results above are based on financial statements that were prepared in accordance with Brazilian generally accepted accounting principles and audited by Comtrafo’s independent auditor in accordance with Brazilian auditing standards and have not incorporated any purchase price adjustments. Comtrafo’s results as reflected in the audit that will be conducted in accordance with generally accepted auditing standards in the United States, which we intend to file no later than 71 calendar days after the required filing date for this Current Report on Form 8-K may differ materially from these estimates due to the forgoing audit of these results, final adjustments and other developments that may arise between now and the time the financial results for these periods are finalized.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the ongoing obligations under the Stock Exchange Agreement and the timing thereof, Comtrafo’s gross margins and operating margins, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will,” “shall” and similar expressions. Such forward-looking statements represent management’s current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of the Company’s common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: risks related to the financial performance of Comtrafo and its affiliated entities; risks that the Comtrafo business may not be integrated successfully; failure to realize anticipated benefits of the Comtrafo acquisition; potential litigation relating to the transaction; and the important factors discussed under the caption “Risk Factors” in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2025, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits:

Exhibit No.	Description

10.1^+	Stock Exchange Agreement, dated December 5, 2025, by and among AMSC Brazil, the Stockholders, Comtrafo, Irineu Minato, an individual, solely in his capacity as the stockholder representative, the Stockholder Group Members and American Superconductor Corporation, solely for purposes of Section 1.1(a), Article IV, Section 5.5 and Section 5.7.

10.2^	Public Deed of Purchase and Sale of Real Estate Property, dated December 5, 2025, by and among Irineu Minato, Karime Passos Prestes and Comtrafo Indústria de Transformadores Elétricos S.A, relating to real property located at Parque Industrial, in the City of Cornélio Procópio, State of Paraná, with land area of 8,527.80 sq.ms and built-up area of 5,177.48 sq.ms.

10.3^	Public Deed of Purchase and Sale of Real Estate Property, dated December 5, 2025, by and between Visão Participações Ltda. and Comtrafo Indústria de Transformadores Elétricos S.A., relating to property located at Parque Industrial I, Lot No. S/5 of Block No. 406, located in Parque Industrial I, in the city of Cornélio Procópio, State of Paraná, with land area of 1,401.80 sq.ms.

10.4^	Public Deed of Purchase and Sale of Real Estate Property, dated December 5, 2025, by and between Visão Participações Ltda. and Comtrafo Indústria de Transformadores Elétricos S.A., relating to real property located at Rodovia BR-369 – KM 95 - Ourinhos, in the City of Londrina, State of Paraná, with land area of 355,799.15 sq.ms.

10.5^	Public Deed of Purchase and Sale of Real Estate Property, dated December 5, 2025, by and between Visão Participações Ltda. and Comtrafo Indústria de Transformadores Elétricos S.A,, relating to real property located at Parque Industrial Domingos Soares Filho, in the City of Cornélio Procópio, State of Paraná, with land area of 47,335.20 sq.ms.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

^	Portions of the exhibit, marked by ***, have been omitted because the omitted information (i) is not material and (ii) is treated as confidential by the Company.
+

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5)(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: December 10, 2025	By:	/s/ John W. Kosiba, Jr.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer